Exhibit 99.2

CHESAPEAKE ENERGY CORPORATION - SUPPLEMENTAL TABLES

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

($ in millions, except per share data)	September 30, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$713	$130
Restricted cash	73	62
Accounts receivable, net	685	1,438
Short-term derivative assets	361	34
Assets held for sale	520	819
Other current assets	163	215
Total current assets	2,515	2,698
Property and equipment:
Natural gas and oil properties, successful efforts method
Proved natural gas and oil properties	11,002	11,096
Unproved properties	1,907	2,022
Other property and equipment	496	500
Total property and equipment	13,405	13,618
Less: accumulated depreciation, depletion and amortization	(3,299)	(2,431)
Total property and equipment, net	10,106	11,187
Long-term derivative assets	30	47
Deferred income tax assets	1,032	1,351
Other long-term assets	565	185
Total assets	$14,248	$15,468

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$540	$603
Accrued interest	41	42
Short-term derivative liabilities	20	432
Other current liabilities	1,013	1,627
Total current liabilities	1,614	2,704
Long-term debt, net	2,032	3,093
Long-term derivative liabilities	40	174
Asset retirement obligations, net of current portion	273	323
Other long-term liabilities	21	50
Total liabilities	3,980	6,344
Contingencies and commitments
Stockholders' equity:
Common stock, $0.01 par value, 450,000,000 shares authorized: 131,182,918 and 134,715,094 shares issued	1	1
Additional paid-in capital	5,735	5,724
Retained earnings	4,532	3,399
Total stockholders' equity	10,268	9,124
Total liabilities and stockholders' equity	$14,248	$15,468

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
($ in millions, except per share data)
Revenues and other:
Natural gas, oil and NGL	$682	$2,987	$2,784	$7,691
Marketing	724	1,206	1,987	3,296
Natural gas and oil derivatives	106	(1,029)	1,195	(3,668)
Gains (losses) on sales of assets	—	(2)	807	298
Total revenues and other	1,512	3,162	6,773	7,617
Operating expenses:
Production	73	121	293	349
Gathering, processing and transportation	192	286	663	802
Severance and ad valorem taxes	27	67	136	187
Exploration	4	2	19	14
Marketing	723	1,200	1,985	3,279
General and administrative	29	40	95	102
Separation and other termination costs	—	—	3	—
Depreciation, depletion and amortization	382	440	1,148	1,300
Other operating expense, net	3	1	15	32
Total operating expenses	1,433	2,157	4,357	6,065
Income from operations	79	1,005	2,416	1,552
Other income (expense):
Interest expense	(23)	(52)	(82)	(120)
Other income	15	4	48	29
Total other expense	(8)	(48)	(34)	(91)
Income before income taxes	71	957	2,382	1,461
Income tax expense	1	74	532	105
Net income	$70	$883	$1,850	$1,356
Earnings per common share:
Basic	$0.53	$7.29	$13.86	$11.03
Diluted	$0.49	$6.12	$12.90	$9.35
Weighted average common shares outstanding (in thousands):
Basic	132,153	121,150	133,460	122,924
Diluted	142,348	144,390	143,463	145,031

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
($ in millions)	2023	2022	2023	2022
Cash flows from operating activities:
Net income	$70	$883	$1,850	$1,356
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, depletion and amortization	382	440	1,148	1,300
Deferred income tax expense	(80)	19	319	19
Derivative (gains) losses, net	(106)	1,029	(1,195)	3,668
Cash receipts (payments) on derivative settlements, net	216	(1,234)	167	(2,845)
Share-based compensation	9	6	25	16
(Gains) losses on sales of assets	—	2	(807)	(298)
Exploration	1	—	9	10
Other	5	14	26	19
Changes in assets and liabilities	9	154	368	(170)
Net cash provided by operating activities	506	1,313	1,910	3,075
Cash flows from investing activities:
Capital expenditures	(423)	(540)	(1,450)	(1,299)
Business combination, net	—	39	—	(1,967)
Contributions to investments	(61)	—	(149)	—
Proceeds from divestitures of property and equipment	4	6	1,967	409
Net cash provided by (used in) investing activities	(480)	(495)	368	(2,857)
Cash flows from financing activities:
Proceeds from New Credit Facility	—	—	1,125	—
Payments on New Credit Facility	—	—	(2,175)	—
Proceeds from Exit Credit Facility	—	2,705	—	7,255
Payments on Exit Credit Facility	—	(3,030)	—	(6,805)
Funds held for transition services	(6)	—	91	—
Proceeds from warrant exercise	—	—	—	3
Cash paid to repurchase and retire common stock	(132)	(109)	(313)	(667)
Cash paid for common stock dividends	(77)	(280)	(412)	(788)
Net cash used in financing activities	(215)	(714)	(1,684)	(1,002)
Net increase (decrease) in cash, cash equivalents and restricted cash	(189)	104	594	(784)
Cash, cash equivalents and restricted cash, beginning of period	975	26	192	914
Cash, cash equivalents and restricted cash, end of period	$786	$130	$786	$130

Cash and cash equivalents	$713	$74	$713	$74
Restricted cash	73	56	73	56
Total cash, cash equivalents and restricted cash	$786	$130	$786	$130

NATURAL GAS, OIL AND NGL PRODUCTION AND AVERAGE SALES PRICES (unaudited)

	Three Months Ended September 30, 2023
	Natural Gas		Oil		NGL		Total
	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBbl per day	$/Bbl	MMcfe per day	$/Mcfe
Marcellus	1,734	1.63	—	—	—	—	1,734	1.63
Haynesville	1,568	2.15	—	—	—	—	1,568	2.15
Eagle Ford	76	2.52	9	82.33	10	25.76	193	6.36
Total	3,378	1.89	9	82.33	10	25.76	3,495	2.12

Average NYMEX Price		2.55		82.26
Average Realized Price (including realized derivatives)		2.58		82.33		25.76		2.79

	Three Months Ended September 30, 2022
	Natural Gas		Oil		NGL		Total
	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBbl per day	$/Bbl	MMcfe per day	$/Mcfe
Marcellus	1,987	7.25	—	—	—	—	1,987	7.25
Haynesville	1,605	7.40	—	—	—	—	1,605	7.40
Eagle Ford	121	7.04	50	94.62	16	37.53	516	11.99
Total	3,713	7.31	50	94.62	16	37.53	4,108	7.90

Average NYMEX Price		8.20		91.56
Average Realized Price (including realized derivatives)		4.10		65.90		37.53		4.65

	Nine Months Ended September 30, 2023
	Natural Gas		Oil		NGL		Total
	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBbl per day	$/Bbl	MMcfe per day	$/Mcfe
Marcellus	1,845	2.24	—	—	—	—	1,845	2.24
Haynesville	1,569	2.26	—	—	—	—	1,569	2.26
Eagle Ford	96	2.22	26	77.41	12	25.61	323	7.82
Total	3,510	2.25	26	77.41	12	25.61	3,737	2.73

Average NYMEX Price		2.69		77.39
Average Realized Price (including realized derivatives)		2.56		72.10		25.61		2.99

	Nine Months Ended September 30, 2022
	Natural Gas		Oil		NGL		Total
	MMcf per day	$/Mcf	MBbl per day	$/Bbl	MBbl per day	$/Bbl	MMcfe per day	$/Mcfe
Marcellus	1,801	6.27	—	—	—	—	1,801	6.27
Haynesville	1,624	6.16	—	—	—	—	1,624	6.16
Eagle Ford	127	6.10	51	100.11	16	40.40	526	12.35
Powder River Basin	13	5.45	2	95.18	1	53.96	34	10.66
Total	3,565	6.21	53	99.87	17	41.14	3,985	7.07

Average NYMEX Price		6.77		98.09
Average Realized Price (including realized derivatives)		3.77		66.91		41.14		4.44

CAPITAL EXPENDITURES ACCRUED (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
($ in millions)	2023	2022	2023	2022
Drilling and completion capital expenditures:
Marcellus	$91	$151	$324	$338
Haynesville	191	237	704	618
Eagle Ford	9	172	222	350
Powder River Basin	—	—	—	22
Total drilling and completion capital expenditures	291	560	1,250	1,328
Non-drilling and completion - field	48	33	100	74
Non-drilling and completion - corporate	18	26	56	67
Total capital expenditures	$357	$619	$1,406	$1,469

NON-GAAP FINANCIAL MEASURES

As a supplement to the financial results prepared in accordance with U.S. GAAP, Chesapeake’s quarterly earnings releases contain certain financial measures that are not prepared or presented in accordance with U.S. GAAP. These non-GAAP financial measures include Adjusted Net Income, Adjusted Diluted Earnings Per Common Share, Adjusted EBITDAX, Free Cash Flow, Adjusted Free Cash Flow and Net Debt. A reconciliation of each financial measure to its most directly comparable GAAP financial measure is included in the tables below. Management believes these adjusted financial measures are a meaningful adjunct to earnings and cash flows calculated in accordance with GAAP because (a) management uses these financial measures to evaluate the company’s trends and performance, (b) these financial measures are comparable to estimates provided by certain securities analysts, and (c) items excluded generally are one-time items or items whose timing or amount cannot be reasonably estimated. Accordingly, any guidance provided by the company generally excludes information regarding these types of items.

Chesapeake's definitions of each non-GAAP measure presented herein are provided below. Because not all companies use identical calculations, Chesapeake’s non-GAAP measures may not be comparable to similarly titled measures of other companies.

Adjusted Net Income: Adjusted Net Income is defined as net income (loss) adjusted to exclude unrealized (gains) losses on natural gas and oil derivatives, (gains) losses on sales of assets, and certain items management believes affect the comparability of operating results, less a tax effect using applicable rates. Chesapeake believes that Adjusted Net Income facilitates comparisons of the company's period-over-period performance, which many investors use in making investment decisions and evaluating operational trends and performance. Adjusted Net Income should not be considered an alternative to, or more meaningful than, net income (loss) as presented in accordance with GAAP.

Adjusted Diluted Earnings Per Common Share: Adjusted Diluted Earnings Per Common Share is defined as diluted earnings (loss) per common share adjusted to exclude the per diluted share amounts attributed to unrealized (gains) losses on natural gas and oil derivatives, (gains) losses on sales of assets, and certain items management believes affect the comparability of operating results, less a tax effect using applicable rates. Chesapeake believes that Adjusted Diluted Earnings Per Common Share facilitates comparisons of the company's period-over-period performance, which many investors use in making investment decisions and evaluating operational trends and performance. Adjusted Diluted Earnings Per Common Share should not be considered an alternative to, or more meaningful than, earnings (loss) per common share as presented in accordance with GAAP.

Adjusted EBITDAX: Adjusted EBITDAX is defined as net income (loss) before interest expense, income tax expense (benefit), depreciation, depletion and amortization expense, exploration expense, unrealized (gains) losses on natural gas and oil derivatives, separation and other termination costs, (gains) losses on sales of assets, and certain items management believes affect the comparability of operating results. Adjusted EBITDAX is presented as it provides investors an indication of the company's ability to internally fund exploration and development activities and service or incur debt. Adjusted EBITDAX should not be considered an alternative to, or more meaningful than, net income (loss) as presented in accordance with GAAP.

Free Cash Flow: Free Cash Flow is defined as net cash provided by (used in) operating activities less cash capital expenditures. Free Cash Flow is a liquidity measure that provides investors additional information regarding the company's ability to service or incur debt and return cash to shareholders. Free Cash Flow should not be considered an alternative to, or more meaningful than, net cash provided by (used in) operating activities, or any other measure of liquidity presented in accordance with GAAP.

Adjusted Free Cash Flow: Adjusted Free Cash Flow is defined as net cash provided by (used in) operating activities less cash capital expenditures and cash contributions to investments, adjusted to exclude certain items management believes affect the comparability of operating results. Adjusted Free Cash Flow is a liquidity measure that provides investors additional information regarding the company's ability to service or incur debt and return cash to shareholders and is used to determine Chesapeake's quarterly variable dividend. Adjusted Free Cash Flow should not be considered an alternative to, or more meaningful than, net cash provided by (used in) operating activities, or any other measure of liquidity presented in accordance with GAAP.

Net Debt: Net Debt is defined as GAAP total debt excluding premiums, discounts, and deferred issuance costs less cash and cash equivalents. Net Debt is useful to investors as a widely understood measure of liquidity and leverage, but this measure should not be considered as an alternative to, or more meaningful than, total debt presented in accordance with GAAP.

RECONCILIATION OF NET INCOME TO ADJUSTED NET INCOME (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
($ in millions)	2023	2022	2023	2022
Net income (GAAP)	$70	$883	$1,850	$1,356

Adjustments:
Unrealized (gains) losses on natural gas and oil derivatives	110	(199)	(931)	807
Separation and other termination costs	—	—	3	—
(Gains) losses on sales of assets	—	2	(807)	(298)
Other operating expense, net	3	6	18	53
Other interest expense	—	12	—	12
Other	(4)	(4)	(19)	(19)
Deferred income tax expense(a)	—	19	—	19
Tax effect of adjustments(b)	(24)	11	403	(35)
Adjusted net income (Non-GAAP)	$155	$730	$517	$1,895

(a)
In the Prior Period and Prior Quarter, we adjusted the net deferred tax liability associated with our acquisition of Vine. As a result of this adjustment to the deferred tax liability, we increased the valuation allowance that we maintained against our net deferred tax asset position and recorded $19 million of deferred income tax expense.

(b)
The Current Quarter and Current Period include a tax effect attributed to the reconciling adjustments using a statutory rate of 23%. The Prior Quarter and Prior Period include a tax effect attributed to the reconciling adjustments using blended rates of 5.7% and 6.3%, respectively.

RECONCILIATION OF EARNINGS PER COMMON SHARE TO ADJUSTED DILUTED EARNINGS PER COMMON SHARE (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
($/share)	2023	2022	2023	2022
Earnings per common share (GAAP)	$0.53	$7.29	$13.86	$11.03
Effect of dilutive securities	(0.04)	(1.17)	(0.96)	(1.68)
Diluted earnings per common share (GAAP)	$0.49	$6.12	$12.90	$9.35

Adjustments:
Unrealized (gains) losses on natural gas and oil derivatives	0.78	(1.38)	(6.49)	5.56
Separation and other termination costs	—	—	0.02	—
(Gains) losses on sales of assets	—	0.02	(5.63)	(2.06)
Other operating expense, net	0.02	0.04	0.13	0.37
Other interest expense	—	0.08	—	0.08
Other	(0.03)	(0.03)	(0.13)	(0.13)
Deferred income tax expense(a)	—	0.13	—	0.13
Tax effect of adjustments(b)	(0.17)	0.08	2.81	(0.24)
Adjusted diluted earnings per common share (Non-GAAP)	$1.09	$5.06	$3.61	$13.06

(a)
In the Prior Period and Prior Quarter, we adjusted the net deferred tax liability associated with our acquisition of Vine. As a result of this adjustment to the deferred tax liability, we increased the valuation allowance that we maintained against our net deferred tax asset position and recorded $19 million of deferred income tax expense.

(b)
The Current Quarter and Current Period include a tax effect attributed to the reconciling adjustments using a statutory rate of 23%. The Prior Quarter and Prior Period include a tax effect attributed to the reconciling adjustments using blended rates of 5.7% and 6.3%, respectively.

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDAX (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
($ in millions)	2023	2022	2023	2022
Net income (GAAP)	$70	$883	$1,850	$1,356

Adjustments:
Interest expense	23	52	82	120
Income tax expense	1	74	532	105
Depreciation, depletion and amortization	382	440	1,148	1,300
Exploration	4	2	19	14
Unrealized (gains) losses on natural gas and oil derivatives	110	(199)	(931)	807
Separation and other termination costs	—	—	3	—
(Gains) losses on sales of assets	—	2	(807)	(298)
Other operating expense, net	3	6	18	53
Other	(13)	(4)	(36)	(19)
Adjusted EBITDAX (Non-GAAP)	$580	$1,256	$1,878	$3,438

RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO ADJUSTED FREE CASH FLOW (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
($ in millions)	2023	2022	2023	2022
Net cash provided by operating activities (GAAP)	$506	$1,313	$1,910	$3,075
Cash capital expenditures	(423)	(540)	(1,450)	(1,299)
Free cash flow (Non-GAAP)	83	773	460	1,776
Cash paid for acquisition costs	—	—	—	23
Cash contributions to investments	(61)	—	(149)	—
Free cash flow associated with assets under contract and divested assets(a)	(57)	—	(195)	—
Adjusted free cash flow (Non-GAAP)	$(35)	$773	$116	$1,799

(a)	In March and April of 2023, we closed two divestitures of certain Eagle Ford assets to WildFire Energy I LLC and INEOS Upstream Holdings Limited, respectively. Due to the structure of these transactions, both of which had an effective date of October 1, 2022, the cash generated by these assets was delivered to the respective buyers through a reduction in the proceeds we received at the closing of each transaction. Additionally, in August 2023, we entered into an agreement to sell the final portion of our Eagle Ford assets to SilverBow Resources, Inc., with an economic effective date of February 1, 2023. Included within the adjustment above reflects the cash flows from the three months ended September 30, 2023, associated with these assets to be sold to SilverBow Resources, Inc. This transaction is expected to close in 2023 and the cash generated by these assets are expected to be delivered to the buyer through a reduction in the proceeds we anticipate receiving once the transaction closes.

RECONCILIATION OF TOTAL DEBT TO NET DEBT (unaudited)

($ in millions)	September 30, 2023
Total debt (GAAP)	$2,032
Premiums and issuance costs on debt	(82)
Principal amount of debt	1,950
Cash and cash equivalents	(713)
Net debt (Non-GAAP)	$1,237